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EXHIBIT 23



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Agree Realty Corporation
Farmington Hills, Michigan



We hereby consent to the incorporation by reference of our report dated February 8, 2001 relating to the financial statements and schedule of Agree Realty Corporation ("the Company"), appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, into the Company's previously filed Form S-3 Registration Statement File No. 333-21293.




                                                                BDO SEIDMAN, LLP





Troy, Michigan
March 19, 2001